MARKETABLE SECURITIES	9 Months Ended
Sep. 30, 2011
MARKETABLE SECURITIES [Abstract]
MARKETABLE SECURITIES
NOTE 3 - MARKETABLE SECURITIES

The cost and fair value of marketable securities are as follows:

	SEP 30,	DEC 31,
	2011	2010
	(unaudited)
Available for sale equity securities:
Amortized Cost	$523,854	$508,442
Unrealized Loss	(14,550)	(4,379)
Fair Value	$509,304	$504,063

Available for sale securities are carried in the financial statements at fair value.  Net unrealized holding losses on available-for-sale securities in the amount of $14,550 and $4,379 have been included in accumulated other comprehensive loss at September 30, 2011 and December 31, 2010, respectively.

The ASC defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a framework for measuring fair value.  GAAP establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.  The three levels are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- inputs to the valuation methodology include quoted prices for similar assets or liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

At September 30, 2011 and December 31, 2010, marketable securities consisted of an exchange traded bond fund that was measured using the Level 1 valuation hierarchy.